EXHIBIT 10.3

                                       1993
                                  BROAD NATIONAL
                     DIRECTORS NON-STATUTORY STOCK OPTION PLAN
                     _________________________________________

     BROAD NATIONAL BANCORPORATION, a corporation organized and existing under the laws of the State of New Jersey (the "Company"), hereby formulates and adopts, subject to the approval of the holders of a majority of the issued and outstanding shares of common stock of the Company ("Broad National Common Stock") voting in person or by proxy at a duly constituted meeting of the stockholders of the Company, a non-statutory stock option plan for members of the Board of Directors of the Company ("Directors") as follows:

     1.   Purpose of Plan.
          ----------------
          The purpose of this Directors Non-Statutory Stock Option Plan (the "Plan") is to enable Directors to participate in the ownership of the Company, and to provide additional incentive for such Directors to promote the success of its business through sharing in the future growth of such business.

     2.   Effective Date of Plan.
          -----------------------
          The provisions of this Plan shall become effective on the date the Plan is adopted by the Board of Directors of the Company; provided, however, that the Plan and any amendments to the Articles of Incorporation of the Company with respect to preemptive rights are approved by the holders of a majority of the shares of Broad National Common Stock voting in person or by proxy at a duly constituted meeting of the stockholders of the Company within twelve (12) months from the date the Plan is adopted by the Board of Directors of the Company. The granting of an option under this Plan (the "Granting Date") shall be deemed to occur (i) initially with respect to any person who is a Director on the date the Plan is adopted, upon the date the Plan is adopted, and subsequently with respect to such person on the date of each annual meeting of the Board of Directors at which such person is a Director, and (ii) initially with respect to any person who is not a Director on the Date the Plan is adopted but becomes a Director subsequent to the date on which the Plan is adopted, upon the date the Director commences his term of office, and subsequently with respect to such person on the date of each annual meeting of the Board of Directors at which such person is a Director.

         3.   Eligibility.
              ------------
         Options to purchase shares of Broad National Common Stock shall be granted under this Plan to (i) those Directors serving as Directors on the date this Plan is adopted in accordance with Section 2 and to Directors serving as Directors at each annual meeting of the Board of Directors following the annual meeting of the stockholders of the Company beginning with the first annual meeting of the Board of Directors occurring after December 31, 1993.



         4.   Shares Subject to the Plan.
              ---------------------------
         Options granted under this Plan shall be granted solely with respect to shares of Broad National Common Stock. Subject to any adjustments made pursuant to the provisions of Section 11, the aggregate number of shares of Broad National Common Stock which may be issued upon exercise of the options which will be granted under this Plan shall not exceed seventy-five thousand (75,000) shares of Broad National Common Stock.

         (a) On the Date the Plan is adopted, the Company shall grant to each Director acting as a Director on the date the Plan is adopted an option to purchase the following number of shares of Broad National Common Stock based on the Director's length of service on the Board of Directors of the Company as follows:

Number of Complete Years of                             Number of Shares
Service on the Board on the                             of Common  Stock
Date the Plan Is Adopted                                Subject to  0ption

Less than Two Years                                      11,000
At Least Two But Less Than Five Years                    21,000
At Least Five But Less Than Ten Years                    31,000
At Least Ten But Less Than Fifteen Years                 41,000
At Least Fifteen But Less Than Twenty Years              51,000
At Least Twenty Years                                    61,000


         (b) On the date of each annual meeting of the Board of Directors of the Company following the annual meeting of the stockholders of the Company, commencing with the first annual meeting of the Board of Directors after December 31, 1993, the Company shall grant to each Director serving as a Director at such annual meeting (whether or not such Director was also serving as a director on the Date the Plan was adopted) an option to purchase five hundred (500) shares of Broad National Common Stock.

         (c) The shares to be delivered upon exercise of the options granted under this Plan shall be made available, at the discretion of the Board of Directors, from either the authorized but unissued shares of Broad National Common Stock or any treasury shares of Broad National Common Stock held by the Company.

         Any option granted hereby shall first become exercisable upon the later of (i) the expiration of one (1) year from the Granting Date or upon the Payment by the Company of a quarterly cash dividend with respect to its Common Stock for a fiscal quarter ending on or after the Granting Date. Each option granted hereunder shall expire upon the expiration of the period provided in
Section 7 of the Plan. If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, such option shall expire as to such shares, and the unpurchased shares subject to such option shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of this Plan.



         5.   Option Agreement.
              -----------------
         Each option granted under this Plan shall be evidenced by a stock option agreement which shall be signed by an officer of the Company and by the Director to whom the option is granted (the "optionee"). The terms of said stock option agreement shall be in accordance with the provisions of this Plan. Each stock option agreement shall constitute a binding contract between the Company and the optionee, and every optionee, upon the execution of a stock option agreement, shall be bound by the terms and restrictions of this Plan and such stock option agreement.

         6.   Option Price.
              -------------
         The price at which shares of Broad National Common Stock may be purchased under an option granted pursuant to this Plan shall be equal to the greater of (i) the par value thereof, or (ii) 100 percent of the fair market value of such shares on the Granting Date. The fair market value of shares of Broad National Common Stock for purposes of this Plan shall be the mean between the highest and lowest selling prices of such shares on the Granting Date. If there are no sales on the Granting Date, but there are sales on dates within a reasonable period of time both before and after the Granting Date, the fair market value shall be equal to the weighted average of the means between the highest and lowest selling prices for such shares on the nearest date before and the nearest date after the Granting Date. If there are no sales within a reasonable period of time both before and after the Granting Date, the fair market value shall be the mean between the bona fide bid and asked prices on the Granting Date, and if none, the fair market value shall be the weighted average of the means between the bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the Granting Date, provided both such nearest dates are within a reasonable period of time from the Granting Date. Any such selling prices or bid and asked quotations shall be determined from the reports of the exchange on which shares of Broad National Common Stock are principally dealt, if any, and if none, as such selling prices or bid and asked Quotations are reported on any composite listing or any combined exchanges, if any.

         7.   Period and Exercise of Options.
              -------------------------------
         (a) Period -- Subject to the provisions of Sections 8 and 9 hereof with respect to the death or termination of status of an optionee, the period during which each option granted under this Plan may be exercised shall expire no later than ten (10) years from the Granting Date of such option. In the event the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, or in the event of acquisition by another corporation of all or substantially all of the assets of the Company, every option outstanding hereunder may be assumed (with appropriate changes) by the surviving, continuing, successor or purchasing corporation, as the case may be subject to any applicable Provisions of the Code or replaced with new options of comparable value (in accordance with Section 1=24(a) of the Code). In the event (i) that such surviving, continuing, successor or purchasing corporation, as the case may be, does not assume or replace the outstanding options hereunder, or (ii) of liquidation or dissolution of the Company, the Board of Directors may provide that each optionee shall have the right, within a period commencing not more than 30 days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition by another corporation of all or substantially all of the assets of the



Company or the liquidation or dissolution of the Company, to exercise the optionee's outstanding options to the extent of all or any part of the aggregate number of shares subject to such option(s). In the event of a "Change of Control" (as defined below) the Board of Directors may accelerate the time at which options granted under this Plan may be exercised by the optionee. For purposes of this paragraph (a) "Change of Control" shall mean a change in control of a nature that would be required to be reported in response to item 5(f) of Schedule 14A of Regulation 14A (in effect on the date hereof) promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof; provided, however, that, without limitation, such a Change of Control shall be deemed to occur when either (i) a person (other than a current stockholder, or a director nominated or selected by the Board of Directors of the Company or an officer elected by the Board of Directors of the Company) acquires beneficial ownership (as defined by Securities and Exchange Commission Rule 13d-3) of 25 percent or more of the combined voting power of the Company's voting securities, or (ii) less than a majority of the directors are Persons who were either nominated or selected by the Board of Directors.

         (b) Exercise -- Any option granted under this Plan may be exercised by the optionee (or by the purchaser acting under Section 10 below) only by
(i) delivering to the Company written notice of the number of shares with respect to which the optionee is exercising his or her option right, (ii) paying in full the option price of the purchased shares, and (iii) if the shares to be purchased have not been registered under the applicable securities laws and if necessary, in the opinion of counsel for the Company to secure an exemption from such registration, furnishing to the Company such representation or agreement in writing signed by the optionee (or purchaser) as shall be necessary in the opinion of such counsel to secure such exemption. Subject to the limitations of this Plan and the terms and conditions of the respective stock option agreement, each option granted under this Plan shall be exercisable in whole or in part.

         (c) Payment for shares -- Payment for shares of Broad National Common Stock purchased pursuant to an option granted under this Plan may be made either in cash or in other shares of Broad National Common Stock.

         (d) Delivery of certificates -- As soon as practicable after receipt by the Company of the notice and representation described in subsection (b), and of payment in full of the option price for all of the shares being purchased pursuant to an option granted under this Plan, a certificate or certificates representing such shares of stock shall be registered in the name of the optionee and shall be delivered to the optionee. No certificate for fractional shares of stock shall be issued by the Company, however, but in lieu thereof the Company shall distribute at such time to the optionee who otherwise would have been entitled to receive a fractional share an amount in cash equal to the value of said fractional share determined by multiplying the fraction by the mean of the high and low bid prices of Broad National Common Stock on the date on which the Company receives the notice and representation described in subsection (b). Neither any optionee, nor the legal representative, legatee or distributes of any optionee, shall be deemed to be a holder of any shares of stock subject to an option granted under this Plan unless and until the certificate or certificates for such shares have been issued.

         (e) Limitations on exercise -- Except as provided in Sections 8 and 9 hereof, no option granted under this Plan shall be exercised unless the optionee is at the time of such exercise a Director.

         8.   Termination of Status.
              ----------------------
         If an optionee shall cease to be a Director for any reason other than death, any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable shall terminate unless it is exercised within thirty (30) days of the date on which such optionee ceases to be a Director, and in any event no later than the expiration date of such option as specified in the respective stock option agreement. Nothing in this Plan or in any stock option agreement shall be construed as an obligation on the part of the Company or its stockholders to continue the status of such optionee as a Director.

         9.   Death of Optionee.
              ------------------
         In the event of the death of an optionee while he is a Director (or within thirty (30) days of the date on which such optionee ceases to be a Director) any option or unexercised portion thereof granted to him under this Plan which is otherwise exercisable may be exercised by the person or persons to whom such optionee's rights under the option pass by operation of the optionees will or the laws of descent and distribution, at any time within a period of one (1) year following the death of the optionee (but in no event later than the expiration date of the option as specified in the respective stock option agreement).

         10.  Nontransferability.
              -------------------
         Each option granted under this Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee may be exercised only by said optionee.

         11.  Adjustments upon Changes in Capitalization.
              -------------------------------------------
         In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, the number of shares of Broad National Common Stock subject to this Plan and the number of such shares subject to each option granted hereunder shall be correspondingly adjusted. The option price for which shares of Broad National Common Stock may be purchased pursuant to an option granted under this Plan shall also be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

         12.  Amendment and Termination of Plan.
              ----------------------------------
         The Plan will expire on December 15, 2003, except as to options then outstanding under the Plan, which options shall remain in effect until they have been exercised or have expired. A majority of the members of the Board of Directors may at any time before such date amend, modify or terminate the Plan; provided, however, that no such amendment, modification or termination shall be effective without obtaining the further approval of the holders of a majority of the issued and outstanding shares of Broad National Common Stock voting in person or by proxy at a duly constituted meeting of the stockholders of the Company; and provided further, that the Plan shall not be amended more than once every six months, other than to comport with changes in the law. No amendment, modification or termination of this Plan may adversely affect the rights of any optionee under any then outstanding option granted hereunder without the consent of such optionee.

         13.  Governing Law.
              --------------
         This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New Jersey.